Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SIGILON THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

AND

SIGILON, INC.

EXCLUSIVE PATENT LICENSE AGREEMENT

TABLE OF CONTENTS

TABLE OF CONTENTS	ii

R E C I T A L S	1

1. Definitions	2

2. Grant of Rights	10

3. COMPANY Diligence Obligations	17

4. Royalties and Payment Terms	22

5. Reports and Records	30

6. Patent Prosecution	32

7. Infringement	33

8. Indemnification and Insurance	35

9. No Representations or Warranties	37

10. Assignment	38

11. General Compliance with Laws	39

12. Termination	40

13. Dispute Resolution	42

14. Confidential Information	44

15. Miscellaneous	45

APPENDIX A	49

APPENDIX B	50

APPENDIX C	51

APPENDIX D	52

EXHIBIT A-1	58

EXHIBIT A-2	59

EXHIBIT B-1	60

EXHIBIT B-2	61

ii

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

EXCLUSIVE PATENT LICENSE AGREEMENT

This Agreement, effective as of the date set forth above the signatures of the parties below (the “EFFECTIVE DATE”), is between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307 and Sigilon, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at One Memorial Drive, Cambridge, MA 02139.

R E C I T A L S

WHEREAS, M.I.T. is the owner of certain PATENT RIGHTS (as later defined herein) relating to M.I.T. Case No. [***] by Daniel G. Anderson, Kaitlin Marie Bratlie, Robert S. Langer, Minglin Ma and Arturo Jose Vegas, and has the right to grant licenses under said PATENT RIGHTS;

WHEREAS, M.I.T. and Boston Children’s Hospital (hereinafter “BCH”) jointly own certain of the PATENT RIGHTS relating to M.I.T. Case No. [***] by Daniel G. Anderson, Thuy Tram Dang and Robert S. Langer; M.I.T. Case No. [***] by Daniel G. Anderson, Delai Chen, Joshua Doloff, Christian Joseph Kastrup, Robert S. Langer, Minglin Ma, Arturo Jose Vegas and Omid Veiseh; M.I.T. Case No. [***] by Daniel G. Anderson, Joshua Doloff, Robert S. Langer, Minglin Ma, Arturo Jose Vegas and Omid Veiseh; M.I.T. Case No. [***] by Daniel G. Anderson, Joshua Doloff, Robert S. Langer, Arturo Jose Vegas and Omid Veiseh; M.I.T. Case No. [***] by Daniel G. Anderson, Joshua Doloff, Robert S. Langer, Arturo Jose Vegas, Omid Veiseh and Volkan Yesilyurt, and have signed a Joint Invention Agreement dated as of July 13, 2015, that appoints the M.I.T. Technology Licensing Office as the exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, Robert S. Langer and Daniel G. Anderson, inventors of certain of the PATENT RIGHTS and current employees of M.I.T., has or will shortly acquire equity in COMPANY, the Conflict Avoidance Statements of Robert S. Langer and Daniel G. Anderson are attached as Exhibits A-1 and A-2 hereto;

WHEREAS, Robert S. Langer and Daniel G. Anderson, inventors of certain of the PATENT RIGHTS, has or will shortly acquire equity in COMPANY not resulting from this

Agreement, the Inventor/Author Acknowledgment of No Financial Interest in M.I.T.’s institutional equity share of Robert S. Langer and Daniel G. Anderson are attached as Exhibits B-1 and B-2 hereto;

WHEREAS, M.I.T.’s Vice President for Research has approved that Robert S. Langer and Daniel G. Anderson, inventors of certain of the PATENT RIGHTS, now holds or shall shortly acquire equity in COMPANY and that M.I.T. is accepting equity as partial consideration for the rights and licenses granted under this Agreement;

WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder;

WHEREAS, COMPANY has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that COMPANY shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree as follows:

1.  DEFINITIONS.

1.1.                            “AFFILIATE” shall mean any legal entity (including, but not limited to, a corporation, partnership or limited liability company) that controls, is controlled by or is under common control with COMPANY.  For the purposes of this definition “control” of another entity means (a) ownership or control of more than fifty percent (50%) of the equity securities of the other entity if it is entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); or (b) possession, directly or indirectly, the power to direct or cause the direction of the management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise).

1.2.                            “CLINICAL TRIAL” shall mean a PHASE I CLINICAL TRIAL, PHASE II CLINICAL TRIAL or PHASE III CLINICAL TRIAL.

1.3.                            “CONFIDENTIAL INFORMATION” shall mean any confidential or proprietary information furnished by COMPANY (the “Disclosing Party”) to M.I.T. (the “Receiving Party”) in connection with this Agreement, provided that such information that is disclosed in writing shall be marked with a legend indicating its confidential status (such as “Confidential” or “Proprietary”) and such information that is disclosed orally or visually shall be identified as confidential at the time of disclosure and documented in a written notice prepared by the Disclosing Party and delivered to the Receiving Party within thirty (30) days of the date of disclosure; and such notice shall summarize the CONFIDENTIAL INFORMATION disclosed to the Receiving Party and reference the time and place of disclosure. Such CONFIDENTIAL INFORMATION may include, without limitation, progress reports furnished to M.I.T. under Section 5.1(a), royalty reports furnished to M.I.T. under Section 5.1(b), financial statements furnished to M.I.T. under Section 5.2, copies of sublicenses furnished to M.I.T. under Section 2.3(a) and written plans and reports furnished to M.I.T. under Section 3.1(a).

1.4.                            “DEVELOPMENT CANDIDATE” shall mean [***]

1.5.                            “DIABETES SUBFIELD” shall mean diagnosis, treatment and/or prevention of diabetes in humans and animals.

1.6.                            “DIAGNOSTIC PRODUCT” shall mean any LICENSED PRODUCT or LICENSED PROCESS that is used or intended for use in the diagnosis and/or prognosis of any disease or clinical condition.  For any DIAGNOSTIC PRODUCT that also falls within the definition of a THERAPEUTIC PRODUCT, then such DIAGNOSTIC PRODUCT shall be considered a THERAPEUTIC PRODUCT for the purposes of this Agreement.

1.7.                            “FIELD” shall mean diagnosis, treatment and/or prevention of disease or other conditions in humans and animals.

1.8.                            “FIRST COMMERCIAL SALE” shall mean, with respect to a particular LICENSED PRODUCT or LICENSED PROCESS in a given country, the date of the first sale by COMPANY, its AFFILIATE or SUBLICENSEE of such LICENSED PRODUCT or LICENSED PROCESS, as applicable, to a third party following receipt of regulatory or marketing approval if required in such country, or if no such regulatory approval or marketing approval is required in such country, the date upon which such LICENSED PRODUCT or LICENSED PROCESS, as applicable, is first commercially sold in such country; but excluding any transfer by COMPANY, or an AFFILIATE or SUBLICENSEE of LICENSED PRODUCTS for use in clinical trials or compassionate, indigent patient or similar uses where the LICENSED PRODUCT is supplied and/or delivered without charge or any other consideration.

1.9.                            “FULLY FUNDED PROJECT” shall mean a development project for a specific LICENSED PRODUCT or LICENSED PROCESS at a level of funding no less than [***] for the first and second years of the project, [***] for the third and fourth years of the project and [***] thereafter, ending upon FIRST COMMERCIAL SALE of such LICENSED PRODUCT or LICENSED PROCESS.  In the event that funding applied to a project within a particular year is in excess of the amounts specified in the foregoing sentence, the excess amount may be applied to satisfy the funding requirements for subsequent years of the project, provided that, notwithstanding the application of such credit, [***]

1.10.                     “IMPROVEMENT” shall mean any patentable invention, or portion thereof, which is:

(i)                                     arising from research performed in the laboratories of Robert S. Langer and/or Daniel G. Anderson; and

(ii)                                  disclosed to the M.I.T. Technology Licensing Office (“TLO”) and conceived and reduced to practice within [***] of the EFFECTIVE DATE; and

(iii)                               dominated by the claims of the PATENT RIGHTS licensed under this Agreement and listed on Appendix A as of the EFFECTIVE DATE or added to Appendix A pursuant to Section 2.2(c) ; and

(iv)                              available for licensing after satisfaction of any obligations to third parties, including without limitation sponsors of the research leading to such invention.

1.11.                     “LICENSED PRODUCT” shall mean any product that, in whole or in part:

(i)                                     absent the license granted hereunder, would infringe one or more VALID CLAIMS of the PATENT RIGHTS; or

(ii)                                  is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS, in each instance as defined in Section 1.12(i).

1.12.                     “LICENSED PROCESS” shall mean any service or process that, in whole or in part:

(i)                                     absent the license granted hereunder, would infringe one or more VALID CLAIMS of the PATENT RIGHTS; or

(ii)                                  uses a LICENSED PRODUCT as defined in Section 1.11(i).

1.13.                     “NET SALES” shall mean the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED PRODUCTS and LICENSED PROCESSES, less the following:

(i) customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(ii) amounts repaid or credited by reason of charge-back, rebate, rejection or return;

(iii) to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a LICENSED PRODUCT or LICENSED PROCESS which is paid by or on behalf of COMPANY;

(iv) outbound transportation costs if separately stated on the invoice; and

(v) amounts written off by reason of uncollectible bad debt, but not to exceed [***] percent ([***]%) of the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED PRODUCTS and LICENSED PROCESSES in a given REPORTING PERIOD.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections.  NET SALES shall occur on the date of billing for a LICENSED PRODUCT or LICENSED PROCESS.  If a LICENSED PRODUCT or LICENSED PROCESS is distributed at a discounted price that is substantially lower than the customary price charged by COMPANY, or distributed for non-monetary consideration (whether or not at a discount), NET SALES shall be calculated based on the non-discounted amount of the LICENSED PRODUCT or LICENSED PROCESS, as applicable, charged to an independent third party during the same REPORTING PERIOD or, in the absence of such sales, on the fair market value of the LICENSED PRODUCT or LICENSED PROCESS, as applicable.  NET SALES shall not include sales or transfers of reasonable amounts of LICENSED PRODUCTS or LICENSED PROCESSES without consideration for use in clinical trials or compassionate, named patient, indigent patient or similar uses.

NET SALES will be calculated only once with respect to each LICENSED PRODUCT and LICENSED PROCESS sold by COMPANY, any AFFILIATE and/or any SUBLICENSEE, even if such LICENSED PRODUCT or LICENSED PROCESS is sold more than once in the course of its transfer to the ultimate end-user.  The foregoing notwithstanding, the transfer or sale of LICENSED PRODUCTS or LICENSED PROCESSES between COMPANY and an AFFILIATE and/or SUBLICENSEE, e.g., in a manufacturing or supply arrangement, shall not be included in NET SALES, unless such transfer or sale is a final purchase by COMPANY, AFFILIATE or SUBLICENSEE, without the intent to further sell, transfer or distribute to a third party.

In the event that non-monetary consideration is received for any LICENSED PRODUCTS or LICENSED PROCESSES by COMPANY or any AFFILIATE or SUBLICENSEE, NET SALES shall be calculated based on the fair market value of such non-monetary consideration, including all elements of such consideration. The fair market value of any non-monetary consideration used to calculate NET SALES shall be determined in good faith by the Board of Directors of COMPANY and COMPANY shall provide M.I.T. with a summary of the analysis used to determine such fair market value ; provided, however, that if M.I.T. reasonably and in good faith disputes such fair market value as determined by the Board of Directors of COMPANY, the parties shall promptly meet to discuss in good faith M.I.T.’s concerns, and if the parties cannot come to a resolution, shall submit the matter to a mutually agreeable independent valuation firm for a binding determination of valuation.  The parties shall share equally the reasonable costs and fees of such firm in connection with such determination.

For clarification, NET SALES shall be based upon the final sale price of the entire LICENSED PRODUCT or LICENSED PROCESS, as applicable, without reduction or allocation by component or technology, whether sold by COMPANY, its AFFILIATES or SUBLICENSEES.  No combination product discounts are allowed.

NET SALES shall not include SUBLICENSE INCOME, which shall be subject to SUBLICENSE INCOME sharing under Section 4.1(f).

1.14.                     “PATENT CHALLENGE” shall mean a challenge to the validity, patentability and/or enforceability of any of the PATENT RIGHTS (as defined below) or otherwise opposing any of the PATENT RIGHTS.

1.15.                     “PATENT RIGHTS” shall mean:

(a)                                 the United States and international patents listed on Appendix A;

(b)                                 the United States and international patent applications and provisional applications listed on Appendix A and the resulting patents;

(c)                                  any patent applications claiming priority from the provisional applications listed on Appendix A, and any continuing applications (e.g., divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents)) of the patent applications listed on Appendix A and of such patent applications that result from the provisional applications listed on Appendix A, to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A, and the resulting patents;

(d)                                 any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above; and

(e)                                  international (non-United States) patent applications and provisional applications filed after the EFFECTIVE DATE and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications, to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in (a), (b), (c) and (d) above, and the resulting patents.

1.16.                     “PHASE I CLINICAL TRIAL” shall mean shall mean a human clinical trial to evaluate the safety, toxicity, tolerance, pharmacokinetic properties, pharmacodynamic properties, dosing interval, maximum tolerated dose, dose ranging, and/or adsorption, distribution, metabolism, excretion (ADME) of a LICENSED PRODUCT or LICENSED PROCESS, as applicable.

1.17.                     “PHASE II CLINICAL TRIAL” shall mean shall mean a human clinical trial to evaluate proof of concept, proof of mechanism, and/or efficacy in the targeted patient population, and/or to define the dosing range or safety profile of a LICENSED PRODUCT or LICENSED PROCESS, as applicable.  For the avoidance of doubt, preliminary biomarker or other indicators of biologic activity gathered in a PHASE I CLINICAL TRIAL shall not make such clinical trial a PHASE II CLINICAL TRIAL for purposes of this Agreement.

1.18.                     “PHASE III CLINICAL TRIAL” shall mean shall mean a human clinical trial to confirm the efficacy, safety, and/or further define targeted dose of a LICENSED PRODUCT or LICENSED PROCESS, as applicable, which clinical trial is prospectively designed to be a pivotal trial for the purpose of obtaining regulatory approval to market such LICENSED PRODUCT or LICENSED PROCESS, as applicable, to patients with the disease or clinical condition under such trial.

1.19.                     “REPORTING PERIOD” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.20.                     “ROYALTY TERM” shall mean, on a LICENSED PRODUCT-by-LICENSED PRODUCT or LICENSED PROCESS-by-LICENSED PROCESS and country—by-country basis, the period commencing upon the EFFECTIVE DATE and terminating upon the expiration of the last VALID CLAIM within the PATENT RIGHTS covering such LICENSED PRODUCT or LICENSED PROCESS in such country, as applicable.

1.21.                     “SUBLICENSE INCOME” shall mean any payments or non-monetary consideration that COMPANY or an AFFILIATE receives from a SUBLICENSEE in consideration of the sublicense of the rights granted COMPANY under Section 2.1, including without limitation license fees, milestone payments (net of any amount due to M.I.T. under Section 4.1(e) for a substantially identical milestone event), bonus payments, option payments, license maintenance fees, and other payments in consideration of such sublicense, but specifically excluding (i) SUPPORT PAYMENTS, (ii) equity investments at fair market value (excluding amounts in excess of the fair market value), (iii) reimbursement of out-of-pocket patent expenses for the PATENT RIGHTS , (iv) loans (unless such loans are forgiven prior to complete repayment), and (v) royalties on NET SALES payable under Section 4.1(d).

1.22.                     “SUBLICENSEE” shall mean any person or entity that has been granted a sublicense of the rights granted to COMPANY under Section 2.1.  For clarity, a sublicense shall include, without limitation (i) any right granted, license given or agreement entered into by COMPANY to or with another person or entity, under or with respect to or permitting any use of the PATENT RIGHTS or otherwise granting rights to such person or entity under the rights granted COMPANY under Section 2.1, (ii) any option or other right granted by COMPANY to any other person or entity to negotiate for or receive any of the rights described under clause (i), or (iii) any standstill or similar obligation undertaken by COMPANY toward another person or entity not to grant any of the rights described in clause (i) or (ii) to any third party, in each case regardless of whether such grant of rights, license given or agreement entered into is referred to or is described as a sublicense.

1.23.                     “SUPPORT PAYMENTS” shall mean payments to COMPANY from a SUBLICENSEE for the purpose of funding or reimbursing the costs and expenses of bona fide research, development, manufacture and commercial efforts by COMPANY under a written research, development and/or commercialization plan, or a manufacturing or supply obligation, provided, that such SUPPORT PAYMENTS are not NET SALES under Section 1.13., and only to the extent COMPANY can reasonably demonstrate that such payments are or were spent on such research, development, manufacture and commercialization activities with respect to LICENSED PRODUCTS or LICENSED PROCESSES covered by the agreement to such SUBLICENSEE, and that are expressly intended only to fund or pay for (i) the purchase or use of equipment, supplies, products or services, or (ii) the use of employees and/or consultants, to achieve a bona fide research and/or development goal for, or the manufacture or the commercialization of, LICENSED PRODUCTS or LICENSED PROCESSES, as indicated in a written agreement between COMPANY and the SUBLICENSEE, and shall exclude any funding in excess of COMPANY’s cost of performing such research and development, manufacturing or commercialization activities.

1.24.                     “TERM” shall mean the term of this Agreement, which shall commence on the EFFECTIVE DATE and shall remain in effect until the expiration or abandonment of all VALID CLAIMS within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.25.                     “TERRITORY” shall mean worldwide.

1.26.                     “THERAPEUTIC PRODUCT” shall mean any LICENSED PRODUCT or LICENSED PROCESS that (i) is used or intended for use in the treatment and/or prevention of any disease or other condition or (ii) is not a DIAGNOSTIC PRODUCT.

1.27.                     “VALID CLAIM” shall mean (a) a claim of an issued and unexpired patent within the PATENT RIGHTS, which claim has not been revoked or found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a court or other government agency of competent jurisdiction; or (b) a claim set forth in an application within the PATENT RIGHTS that (i) has been filed and prosecuted in good faith, (ii) has not been abandoned or finally rejected in a decision that is unappealable or unappealed within the time allowed for appeal and (iii) has not been pending for more than [***] years after the date of first substantive examination of such patent application, as evidenced by the receipt of an office action on the merits from the United States Patent and Trademark Office (or an equivalent examination report form a foreign patent office); provided, however, that in the event that such claim subsequently issues in an issued patent, then such claim shall be a VALID CLAIM hereunder, and COMPANY shall pay to M.I.T. any amounts that would otherwise have been due under such VALID CLAIM.  Notwithstanding the foregoing, (i) the [***] year pendency period set forth in clause (b) above shall only apply if, after [***] years of prosecution on the merits of a given application, COMPANY notifies M.I.T. in writing that it does not believe that M.I.T. should continue to prosecute such application and M.I.T. continues to do so at its discretion, and (ii) if the prosecution of a given application is interrupted and/or delayed by a patent office and/or due to a PATENT CHALLENGE and/or a patent office proceeding such as an interference, appeal or opposition, then the pendency of such PATENT CHALLENGE and/or proceeding(s) shall not be included in the [***] year time period set forth above. The invalidity of a particular claim in one or more countries shall not invalidate such claim in the remaining countries of the TERRITORY.

2.  GRANT OF RIGHTS.

2.1  License Grants.  Subject to the terms of this Agreement, including without limitation Sections 2.5 and 3.1(g), M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM an exclusive royalty-bearing license under the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, import and export LICENSED PRODUCTS in the FIELD in the TERRITORY, and to develop, perform, practice, sell, and offer to sell LICENSED PROCESSES in the FIELD in the TERRITORY.

2.2  Option Rights; Invention Disclosures.

(a)  Limited-Term Option to License IMPROVEMENTS.

(i)  If an invention is an IMPROVEMENT, subject to (I) any obligations of M.I.T. to third parties (including sponsors of the research funding used in connection with the development of such IMPROVEMENT) and (II) the consent of M.I.T.’s investigators Drs. Robert S. Langer and/or Daniel G. Anderson, M.I.T. hereby grants to COMPANY a first option (the “IMPROVEMENT OPTION”) to add to the PATENT RIGHTS of this Agreement M.I.T.’s patent rights in such IMPROVEMENT, by amendment, in accordance with this Section 2.2(a).  Such IMPROVEMENT OPTION shall include solely M.I.T.’s interest in IMPROVEMENTS, and shall not include ownership rights of any third party in IMPROVEMENTS.

(ii)  Promptly after the M.I.T. Technology Licensing Office receives disclosure of an IMPROVEMENT, the M.I.T. Technology Licensing Office shall notify COMPANY in writing of the IMPROVEMENT, furnishing COMPANY a copy of the invention disclosure, any related patent application(s), and a summary of any terms or conditions associated with the research funding used in connection with the development of such

IMPROVEMENT (collectively, the “IMPROVEMENT INFORMATION PACKAGE”).  Such IMPROVEMENT INFORMATION PACKAGE shall be kept confidential by COMPANY in accordance with the terms of this Agreement (applying mutatis mutandis Section 1.3 and Article 14 as if M.I.T. were the Disclosing Party and COMPANY the Receiving Party).  Notwithstanding the foregoing, M.I.T. shall be under no obligation to file patent applications for any IMPROVEMENT unless COMPANY exercises its option with respect to such IMPROVEMENT.

(iii)                               COMPANY may exercise its IMPROVEMENT OPTION to obtain a license to patent rights on such IMPROVEMENT by notifying M.I.T. thereof in writing within [***] days after M.I.T.’s notice of such IMPROVEMENT (the “IMPROVEMENT OPTION PERIOD”).  If COMPANY does not exercise its IMPROVEMENT OPTION within the IMPROVEMENT OPTION PERIOD, COMPANY’s rights under this Section 2.2(a) shall expire with respect to such IMPROVEMENT and M.I.T. shall be free to license such IMPROVEMENT to any third party.

(iv)                              For each IMPROVEMENT OPTION so exercised, COMPANY will pay M.I.T. an Improvement Addition Fee of [***], and shall be responsible for the payment of fees and costs relating to the filing, prosecution and maintenance of the patent rights covering such IMPROVEMENT in accordance with Section 6.3.  Upon COMPANY’s exercise of such right and payment of the fee, (I) Appendix A shall be amended to add the patent application(s) covering such IMPROVEMENT, and such IMPROVEMENT and any resulting patent applications and patents shall thereafter be included in the PATENT RIGHTS for all purposes of this Agreement, and (II) the parties shall amend the Agreement to include any terms and/or conditions associated with the research funding used in connection with the development of such IMPROVEMENT, as applicable.

(b)  Limited Term Option to M.I.T. Case Nos. [***].  Subject to the terms of this Agreement, M.I.T. hereby grants COMPANY an option to add to the PATENT RIGHTS of this Agreement M.I.T.’s and BCH’s patent rights in M.I.T. Case Nos. [***] as set forth in Appendix C (the “OPTION RIGHT”), in accordance with this Section 2.2(b).

(i)  COMPANY may exercise the OPTION RIGHT upon written notice to M.I.T. received by M.I.T. during the period from the EFFECTIVE DATE to on or before the [***] anniversary of the EFFECTIVE DATE (the “OPTION PERIOD”).  If COMPANY does not elect to exercise the OPTION RIGHT, or fails to exercise the OPTION RIGHT during the OPTION PERIOD, M.I.T. shall be free to license its rights under the relevant patent rights set forth in Appendix C to any third party and COMPANY’s rights under this Section 2.2(b) shall terminate.  If COMPANY does elect to exercise the OPTION RIGHT, M.I.T. and COMPANY shall amend this Agreement to add M.I.T.’s and BCH’s patent rights in M.I.T. Case Nos. [***], as applicable, to the PATENT RIGHTS of this Agreement.

(ii)  Limited License.  M.I.T. hereby grants COMPANY an internal use license during the OPTION PERIOD to practice the patent rights in M.I.T. Case Nos. [***] as set forth in Appendix C solely for the purpose of COMPANY’s internal evaluation of same in furtherance of this Agreement.  During the OPTION PERIOD, COMPANY shall use commercially reasonable efforts to evaluate M.I.T. Case Nos. [***] with a view toward creating a commercial product or process that will be covered by the patent rights set forth in Appendix C.

(c)  Invention Disclosures For MIT Case No. [***].

(i)            M.I.T. and BCH have received an invention disclosure for M.I.T. Case No. [***] by Daniel G. Anderson, Joshua Doloff, Robert S. Langer, Arturo Jose Vegas, Omid Veiseh and Volkan Yesilyurt (the “MIT/BCH INVENTION DISCLOSURE”).  As of the EFFECTIVE DATE, M.I.T. has not filed a patent application on such MIT/BCH INVENTION DISCLOSURE.  M.I.T. shall use reasonable efforts to file a patent application on such MIT/BCH INVENTION DISCLOSURE within [***] days of the EFFECTIVE DATE.  Subject to any obligations to third parties, M.I.T. agrees to add to the PATENT RIGHTS of this Agreement M.I.T.’s, and BCH’s rights in any patent applications filed on the MIT/BCH INVENTION DISCLOSURE.

(ii)                                  Promptly after: (i) the filing of a patent application on the MIT/BCH INVENTION DISCLOSURE with the United States Patent and Trademark Office, and (ii) the recordal of an assignment document(s) with the United States Patent and Trademark Office whereby the inventors have assigned their inventorship interests rights in any such patent application to M.I.T. and/or BCH , as applicable, the TLO shall notify COMPANY in writing of the filing of such application and shall provide COMPANY with a copy of such patent application as filed.  Such patent application shall be kept confidential by COMPANY in accordance with the terms of this Agreement (applying mutatis mutandis Section 1.3 and Article 14 as if M.I.T. were the Disclosing Party and COMPANY the Receiving Party).

(iii)                               In accordance with Section 6.1, M.I.T. shall provide COMPANY an opportunity to comment on drafts of the applications and shall give good faith consideration to COMPANY’s comments.  In accordance with Section 6.3, COMPANY shall pay all reasonable fees and costs relating to the filing, prosecution and maintenance of the patent applications relating to the MIT/BCH INVENTION DISCLOSURE.

(iv)                              COMPANY and M.I.T. shall amend the Agreement to update Appendix A to include the patent application on the MIT/BCH INVENTION DISCLOSURE within thirty (30) days of the filing of such patent application.  Such amendment shall provide that such patent application on the MIT/BCH INVENTION DISCLOSURE shall thereafter be included in the PATENT RIGHTS in Appendix A for all purposes of this Agreement.  No fees will be due for the addition of any patent application on the MIT/BCH INVENTION DISCLOSURE so added to this Agreement.

2.3  Sublicenses.

(a)   COMPANY shall have the right to grant sublicenses of its rights under Section 2.1 through multiple tiers subject to this Section 2.3(a), and provided that, notwithstanding the foregoing, if COMPANY becomes a non-exclusive licensee under any PATENT RIGHT in any country pursuant to Section 6.1, or an amendment to this Agreement, then COMPANY shall no longer have the right to grant sublicenses under such PATENT RIGHT in such country.

In any sublicense agreement with a SUBLICENSEE, COMPANY may grant to such SUBLICENSEE the right to grant further sublicenses of the PATENT RIGHTS sublicensed by COMPANY to SUBLICENSEE (“SUBLICENSEE SUBLICENSED RIGHTS”) on the following terms and conditions:

(i)  Each person or entity that has been granted a sublicense of the SUBLICENSEE SUBLICENSED RIGHTS, a “SUBLICENSEE SUBLICENSED PARTY,” shall be considered a “SUBLICENSEE” for the purposes of this Agreement.

(ii)  Any consideration that COMPANY or an AFFILIATE receives from a SUBLICENSEE in consideration of the sublicense of the licenses and rights granted COMPANY and AFFILIATES under Section 2.1, including without limitation in connection with the sublicense of such rights to a SUBLICENSEE SUBLICENSED PARTY, shall be considered SUBLICENSE INCOME hereunder to the extent described in the definition of such term.

(iii)  Any agreement pursuant to which a SUBLICENSEE grants a sublicense of the SUBLICENSEE SUBLICENSED RIGHTS (a “SUBLICENSEE SUBLICENSE AGREEMENT”) shall satisfy the requirements of this Section 2.3(a); notwithstanding and without limiting the foregoing, any SUBLICENSEE SUBLICENSE AGREEMENT shall include terms that are sufficient to enable COMPANY to comply with this Agreement.

(iv) COMPANY shall, and ensures that SUBLICENSEE shall (I) furnish M.I.T. with a fully signed copy of any SUBLICENSEE SUBLICENSE AGREEMENT promptly after it is executed, which agreement may be redacted solely to preserve any confidential information of the parties thereto, and to the extent that it does not impair M.I.T.’s ability to ensure compliance with this Agreement, and (II) deliver to M.I.T. reports containing the information described in Article 5 with respect to any SUBLICENSEE SUBLICENSED PARTY.

COMPANY shall incorporate terms and conditions into its sublicense agreements sufficient to enable COMPANY to comply with this Agreement.  If COMPANY is no longer the exclusive licensee of any PATENT RIGHT(S) in the FIELD or in any subset of the FIELD (e.g., if M.I.T. grants a license to a third party under the PATENT RIGHTS pursuant to Section 3.1(g)), then any exclusivity granted by COMPANY under its sublicense agreements with respect to such PATENT RIGHT(S) in the FIELD or in any such subset of the FIELD, as applicable, shall expire and such sublicenses to such PATENT RIGHTS shall become non-exclusive.  COMPANY shall also include provisions in all sublicenses to provide that in the event that SUBLICENSEE brings a PATENT CHALLENGE or assists another party in bringing a PATENT CHALLENGE (except as required under a court order or subpoena) then COMPANY may terminate the sublicense.

COMPANY shall not structure sublicensing arrangements for the PATENT RIGHTS, either alone or in connection with other assets (e.g., technology and/or intellectual property rights) owned or controlled by COMPANY and/or an AFFILIATE in a single transaction or series of related transactions, in order to minimize or avoid payments to MIT for SUBLICENSE INCOME sharing under this Agreement.  In the event that non-monetary consideration is received for any sublicense of the PATENT RIGHTS, SUBLICENSE INCOME shall be calculated based on the fair market value of such non-monetary consideration, including all elements of such consideration.  The fair market value of any non-monetary consideration received by COMPANY in consideration of any sublicense hereunder shall be determined in good faith by the Board of Directors of COMPANY and COMPANY shall provide M.I.T. with a summary of the analysis used to determine such fair market value; provided, however, if M.I.T. reasonably and in good faith disputes such fair market value as determined by the Board of

Directors of COMPANY, the parties shall promptly meet to discuss in good faith M.I.T.’s concerns, and if the parties cannot come to a resolution, shall submit the matter to a mutually agreeable independent valuation firm for a binding determination of valuation.  The parties shall share equally the reasonable costs and fees of such firm in connection with such determination.  For the avoidance of doubt, (1) customary grant-back licenses and/or assignments of intellectual property with respect to improvements to the technology covered by the PATENT RIGHTS or the right to market and sell LICENSED PRODUCTS and/or LICENSED PROCESSES (e.g., co-promotion rights) and (2) diligence or other customary obligations from any SUBLICENSEE to COMPANY shall not be considered non-monetary consideration for a sublicense of the PATENT RIGHTS if such rights or obligations are granted or owed by a SUBLICENSEE to COMPANY in connection with reasonable, bona fide monetary consideration or securities in consideration of the grant of the sublicense agreement.

COMPANY shall promptly furnish M.I.T. with a copy of each sublicense agreement and any subsequent amendments thereof, which agreement may be redacted solely to preserve any confidential information of the parties thereto, and to the extent that it does not impair M.I.T.’s ability to ensure compliance with this Agreement.

(b)  Sublicense Survival.  In the event of termination of this Agreement by M.I.T., except pursuant to Section 12.5(b), M.I.T. agrees that, after the effective date of termination of this Agreement, each SUBLICENSEE shall be entitled to become a direct licensee of M.I.T. under the PATENT RIGHTS, provided that:

(1)         Within [***] days of the effective date of termination of this Agreement, SUBLICENSEE and M.I.T. shall execute a new license agreement on substantially the same terms set forth in this Agreement as set forth in Section 2.3(b)(5) below (the “NEW LICENSE AGREEMENT”);

(2)         M.I.T. shall not be obligated to grant to any such SUBLICENSEE any rights under the PATENT RIGHTS that are broader than the rights previously granted by COMPANY to SUBLICENSEE, or inconsistent with the rights granted to COMPANY under this Agreement;

(3)         SUBLICENSEE is not in material breach under the sublicense agreement with COMPANY, or in default of any relevant provisions of this Agreement, at the date of termination of this Agreement;

(4)         Unless otherwise agreed to in writing by M.I.T. and the SUBLICENSEE under the NEW LICENSE AGREEMENT, SUBLICENSEE shall be obligated to pay M.I.T. all of the payments M.I.T. would have been entitled to receive from COMPANY under Article 4 of this Agreement, including without limitation running royalties (Section 4.1(d)), and milestone payments (Section 4.1(e)) specified in this Agreement, as well as sharing of SUBLICENSE INCOME (Section 4.1(f)) and reimbursement of future PATENT EXPENSES (Sections 4.1(a) and 6.3), in each case as if the sublicense agreement between COMPANY and SUBLICENSEE and this Agreement were both still in full effect.  For example, for a given milestone event achieved under Section 4.1(e) of this Agreement, the NEW LICENSE AGREEMENT shall require payment of the applicable amounts due under both Sections 4.1(e) and 4.1(f), with respect to consideration that would otherwise have been SUBLICENSE INCOME, of this Agreement, as if the sublicense agreement between COMPANY and SUBLICENSEE was still in full effect; and

(5)         The NEW LICENSE AGREEMENT shall include substantially identical terms and conditions of the following provisions of this Agreement:

Subject to Sections 2.3(b)(2) above, Section 2.1 (License Grants);

Section 2.3(a) (Sublicenses);

Section 2.4 (U.S. Manufacturing);

Section 2.5 (Retained Rights);

Section 3.1 (Diligence Requirements);

Section 4.1(g) (Consequences of a PATENT CHALLENGE);

Article 5 (Reports and Records);

Section 6.1 (Responsibility for PATENT RIGHTS);

Section 6.3 (Payment of Expenses), provided that responsibility for payment of PATENT EXPENSES shall be equitably apportioned among all SUBLICENSEES of the PATENT RIGHTS that enter into a NEW LICENSE AGREEMENT with M.I.T.;

Article 7 (Infringement);

Article 8 (Indemnification and Insurance);

Article 9 (Representations or Warranties);

Article 11 (General Compliance with Laws);

Section 12.3 (Cessation of Business; Insolvency);

Section 12.4 (Termination for Default);

Section 12.5 (Termination as a Consequence of a PATENT CHALLENGE);

Article 13 (Dispute Resolution);

Section 15.1 (Notice); and

Section 15.2 (Governing Law and Jurisdiction).

2.4  U.S. Manufacturing.  COMPANY agrees to comply with the requirements of 35 U.S.C. §204 “Preference for United States Industry,” as amended, or any successor statutes or regulations.

2.5  Retained Rights.

(a)                                 Research and Educational Use.  M.I.T. and BCH retain the right on behalf of themselves and all other non-profit research institutions to practice under the PATENT RIGHTS for non-profit research, teaching, and educational purposes, including sponsored research and collaborations.

(b)                                 Federal Government.  COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

2.6  No Additional Rights.  Subject to Section 2.2, nothing in this Agreement shall be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of M.I.T. or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3.  COMPANY DILIGENCE OBLIGATIONS.

3.1  Diligence Requirements.  COMPANY shall use commercially reasonable efforts, or shall cause its AFFILIATES to use commercially reasonable efforts, to develop LICENSED PRODUCTS or LICENSED PROCESSES and to introduce LICENSED PRODUCTS or LICENSED PROCESSES into the commercial market; thereafter, COMPANY or its AFFILIATES shall make LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public.  Specifically, COMPANY or AFFILIATE shall fulfill the following obligations:

(a)                                 Within [***] months after the EFFECTIVE DATE, COMPANY shall furnish M.I.T. with a written research and development plan describing the major tasks to be achieved in order to bring to market a LICENSED PRODUCT or a LICENSED PROCESS, specifying the resources intended to be devoted to such commercialization effort.

(b)                                 Within [***] year of the EFFECTIVE DATE, COMPANY shall use commercially reasonable efforts to evaluate the PATENT RIGHTS with a view toward creating a LICENSED PRODUCT and/or LICENSED PROCESS for the treatment and/or prevention of diabetes and/or its complications in humans.

(c)                                  Within [***] days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize LICENSED PRODUCTS or LICENSED PROCESSES.  The report shall also contain any updates to the research and development plan as well as a discussion of intended efforts, if applicable, for the year in which the report is submitted.

(d)                                 Fundraising.

(i)                                     COMPANY shall raise at least [***] by [***] from the sale of equity securities for its own account; and

(ii)                                  In the aggregate, COMPANY shall raise at least [***] by the [***] year anniversary of the EFFECTIVE DATE from (1) the sale of equity securities for its own account, (2) grants from government or non-government sources or (3) SUBLICENSE INCOME.

(e)                                  COMPANY shall expend at least the amounts set forth below on research and/or development of LICENSED PRODUCTS and/or LICENSED PROCESSES in each [***] month period listed below and ending with the FIRST COMMERCIAL SALE of the first LICENSED PRODUCT or LICENSED PROCESS (the final [***] month period of which shall be pro-rated):

[***] months ending on the [***] anniversary of the EFFECTIVE DATE	$	[***]
[***] months ending on the [***] anniversary of the EFFECTIVE DATE	$	[***]
[***] months ending on the [***] anniversary of the EFFECTIVE DATE	$	[***]
[***] months ending on the [***] anniversary of the EFFECTIVE DATE and every [***] month period thereafter	$	[***]

(f)                                   THERAPEUTIC PRODUCTS.

(1)  Within [***] years of the EFFECTIVE DATE, advance a DEVELOPMENT CANDIDATE for a THERAPEUTIC PRODUCT to appropriate studies in support of an Investigational New Drug application (“IND”) (or equivalent) for human studies.

(2)                                 Within [***] years of the EFFECTIVE DATE, file an IND for a THERAPEUTIC PRODUCT.

(3)                                 Within [***] years of the EFFECTIVE DATE, commence dosing of individuals in a PHASE I CLINICAL TRIAL for a THERAPEUTIC PRODUCT.

(4)                                 Within [***] years of the EFFECTIVE DATE, commence dosing of individuals in a PHASE III CLINICAL TRIAL for a THERAPEUTIC PRODUCT.

(5)                                 Within [***] years of the EFFECTIVE DATE, make a FIRST COMMERCIAL SALE of a THERAPEUTIC PRODUCT.

(g)                                  MANDATORY SUBLICENSING.         If, at any time after [***] years from the EFFECTIVE DATE, M.I.T. or COMPANY receives a bona fide request from a third party seeking a license under the PATENT RIGHTS to develop and commercialize a LICENSED PRODUCT and/or LICENSED PROCESS within one or more subsets of the FIELD (the “PROPOSED PRODUCT”), then the party receiving such inquiry will (i) obtain a written summary of the request from such third party, and (ii) upon receipt of such written request, promptly notify the other party in writing within [***] days of such inquiry (a “PATENT RIGHTS INQUIRY NOTICE”), setting forth the specific PATENT RIGHTS desired, the name and contact information of the third party, the PROPOSED PRODUCT, and any other pertinent information relevant to the PROPOSED PRODUCT. Within [***] months after the date of receipt of a PATENT RIGHTS INQUIRY NOTICE, COMPANY shall:

(i) reasonably demonstrate to M.I.T. that (1) the PROPOSED PRODUCT would be directly competitive with a LICENSED PRODUCT or LICENSED PROCESS for which COMPANY or an AFFILIATE or SUBLICENSEE has already begun a FULLY FUNDED PROJECT and is diligently developing, (2) COMPANY, or an AFFILATE or SUBLICENSEE, has already begun a FULLY FUNDED PROJECT and is diligently researching, developing and/or commercializing the PROPOSED PRODUCT, or (3) based on competent evidence, such evidence to be provided to M.I.T., the third party does not have adequate financial and/or scientific resources, nor a reasonable strategy and/or ability to acquire same, to develop and commercialize such PROPOSED PRODUCT; or

(ii) provide M.I.T. with a business plan with mutually acceptable, reasonable diligence milestones (such diligence milestones to be added by amendment to this Agreement) for the commercial development of the PROPOSED PRODUCT, which shall include commencing a FULLY FUNDED PROJECT for the PROPOSED PRODUCT within [***] months of receipt of the PATENT RIGHTS INQUIRY NOTICE; or

(iii) negotiate in good faith with such third party and enter into a sublicense agreement containing commercially reasonable terms and conditions for the requested PATENT RIGHTS for the PROPOSED PRODUCT.  Notwithstanding the foregoing, in the event that COMPANY and the third party continue to make reasonable progress in such negotiations, COMPANY may request to extend the [***] month period, as needed, for up to an additional [***] months to conclude such negotiations. COMPANY shall continue such negotiations in good faith until the earliest of (a) entering into such a sublicense agreement, (b) being notified by such third party that it no longer wishes to enter into such a sublicense for the PROPOSED PRODUCT, or (c) determining in good faith that continuing such negotiations will not reasonably lead to an agreement on the terms of such a sublicense.  In the event that COMPANY discontinues negotiations pursuant to clause (c) above, COMPANY shall notify M.I.T. in writing and the parties shall meet to discuss the implications with respect to this Section 3.1(g).

If COMPANY does not perform any one of the foregoing three actions within [***] months after the date of receipt of a PATENT RIGHTS INQUIRY NOTICE, then M.I.T., at its sole discretion, may grant a license to such third party under the PATENT RIGHTS for the applicable PROPOSED PRODUCT within the applicable subset(s) of the FIELD, and upon the effective date of such license, COMPANY’s and AFFILIATE’s rights under the PATENT RIGHTS for the applicable PROPOSED PRODUCT within the FIELD shall be terminated, and this Agreement shall be amended to reflect the same.  For the avoidance of doubt, COMPANY’s rights under the PATENT RIGHTS for all uses other than for the applicable PROPOSED PRODUCT within the FIELD shall remain in accordance with the terms of this Agreement.

Notwithstanding the foregoing, in the event that COMPANY is able to negotiate a sublicense agreement with a third party pursuant to this Section 3.1(g), and believes that the financial terms of such sublicense agreement are economically infeasible to COMPANY, for example, in view of COMPANY’s financial obligations to M.I.T. under this Agreement, COMPANY may notify M.I.T. in writing, providing a negotiated term sheet or substantially final draft of such sublicense agreement and the reasons why COMPANY believes the financial terms thereof to be infeasible (an “EXCEPTION NOTICE”), and the parties shall meet to discuss in good faith an adjustment to the financial terms of this Agreement solely as would apply to such sublicense agreement. COMPANY and M.I.T. will enter into a written amendment to this Agreement with respect to any mutually agreed upon change(s) to the relevant financial obligation(s) with respect to such sublicense agreement. If COMPANY and M.I.T. do not enter into an amendment with respect to the proposed sublicense agreement between COMPANY and such third party within [***] business days of M.I.T.’s receipt of an EXCEPTION NOTICE, and COMPANY therefore does not enter into such sublicense agreement, then, in the event that M.I.T. grants a license to such third party in accordance with this Section 3.1(g), M.I.T. shall not have the right to grant such license on financial terms the same as or any less favorable, in aggregate, than those offered to the third party by COMPANY and discussed with M.I.T. pursuant to the EXCEPTION NOTICE.

In the event that M.I.T. determines that COMPANY (or an AFFILIATE) has failed to fulfill any of its obligations under this Section 3.1, then M.I.T. may treat such failure as a material breach in accordance with Section 12.4(b), subject to Section 3.2 below.  Notwithstanding the foregoing, any termination under Section 12.4(b) for breach of obligations under Section 3.1(b) shall be limited to COMPANY’s and its AFFILIATE’s licenses and rights under the PATENT RIGHTS in the DIABETES SUBFIELD.  The termination of COMPANY’s and AFFILIATE’s licenses and rights in the DIABETES SUBFIELD will not affect the remaining terms of this Agreement.

3.2  Changes to Diligence Requirements.  In the event that COMPANY anticipates that a failure to meet an obligation set forth in Section 3.1(f) will occur, COMPANY will promptly notify M.I.T. in writing, and representatives of each party will meet to review the reasons for anticipated failure and discuss in good faith a potential revision to the diligence schedule.

In addition to the foregoing, if COMPANY provides written notice and reasonably demonstrates to M.I.T. that the anticipated failure to meet any one of the diligence obligations set forth in Section 3.1(f)  is due to (i) an action, inaction, delay or ruling by the United States Food and Drug Administration or any comparable regulatory agency, or (ii) the existence of material technical or scientific difficulties or delays in pre-clinical or clinical studies (e.g., unfavorable toxicological or pharmacological test results or an adverse clinical event with respect to LICENSED PRODUCTS or LICENSED PROCESSES) that COMPANY or a SUBLICENSEE could not reasonably have predicted and/or avoided (each of (i) and (ii), a “DEVELOPMENT ISSUE”), then the parties shall meet to review the cause and nature of the DEVELOPMENT ISSUE as well as COMPANY’s proposed plan and timeline to address same, and the parties shall reasonably amend the relevant aspects of the diligence schedule to account for such DEVELOPMENT ISSUE.

COMPANY and M.I.T. will enter into a written amendment to this Agreement with respect to any mutually agreed upon change(s) to the relevant obligation.

4.  ROYALTIES AND PAYMENT TERMS.

4.1  Consideration for Grant of Rights.

(a)                                 License Issue Fee and Patent Cost Reimbursement.  COMPANY shall pay to M.I.T. within [***] business days following the EFFECTIVE DATE a license issue fee of [***].  In addition, in accordance with Section 6.3, COMPANY shall reimburse M.I.T. for its actual expenses incurred as of the EFFECTIVE DATE in connection with obtaining the PATENT RIGHTS.  These payments are nonrefundable.

(b)                                 Option Fee and Patent Cost Reimbursement.  COMPANY shall reimburse M.I.T. within [***] business days following the EFFECTIVE DATE in the amount of [***] for its actual expenses incurred as of the EFFECTIVE DATE in connection with obtaining the patent rights set forth in Appendix C.  In addition, within [***] days after M.I.T. invoices COMPANY, COMPANY shall reimburse M.I.T. for all reasonable patent-related expenses (including attorneys’ fees) incurred by M.I.T. during the OPTION PERIOD in connection with obtaining or maintaining the patent rights set forth in Appendix C.

(c)                                  License Maintenance Fees.  COMPANY shall pay to M.I.T. the following license maintenance fees on the dates set forth below:

[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any.  License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

(d)                                 Running Royalties.

(i)  THERAPEUTIC PRODUCTS.  On a THERAPEUTIC PRODUCT-by-THERAPEUTIC PRODUCT and country-by-country basis, COMPANY shall pay to M.I.T. a running royalty of [***] percent ([***]%) of NET SALES of THERAPEUTIC PRODUCTS during the applicable ROYALTY TERM therefor.

(ii)  DIAGNOSTIC PRODUCTS.  On a DIAGNOSTIC PRODUCT-by-DIAGNOSTIC PRODUCT and country-by-country basis, COMPANY shall pay to M.I.T. a running royalty of [***] percent ([***]%) of NET SALES of DIAGNOSTIC PRODUCTS during the applicable ROYALTY TERM therefor.

Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(iii)  Royalty Offset.  If COMPANY or an AFFILIATE is required to pay royalties to one or more third parties in order to obtain a license or similar right necessary to make, use, or sell THERAPEUTIC PRODUCTS, COMPANY shall be entitled to credit up to [***] percent ([***]%) of the amounts actually paid by COMPANY or an AFFILIATE to such third parties for a THERAPEUTIC PRODUCT against the royalties due to M.I.T. under Section 4.1(d)(i) of this Agreement and up to [***] percent ([***]%) of the amounts actually paid by COMPANY or an AFFILIATE to such third parties for a DIAGNOSTIC PRODUCT against the royalties due to M.I.T. under Section 4.1(d)(ii) of this Agreement, in each case the same REPORTING PERIOD; provided, however, that (i) in no event will the royalties due to M.I.T. under Section 4.1(d)(i), when aggregated with any other offsets and credits allowed under this Agreement, be less than [***] percent ([***]%) of NET SALES of THERAPEUTIC PRODUCTS in any REPORTING PERIOD, (ii) in no event will the royalties due to M.I.T. under Section 4.1(d)(ii), when aggregated with any other offsets and credits allowed under this Agreement, be less than [***] percent ([***]%) of NET SALES of DIAGNOSTIC PRODUCTS in any REPORTING PERIOD, and (iii) payment of royalties by COMPANY or an AFFILIATE to such third party(ies) are required to be offset as a result of royalties payable to M.I.T. for THERAPEUTIC PRODUCTS by at least the same percentage as M.I.T. has offset its royalties under this Section 4.1(d)(iii). If in any REPORTING PERIOD, COMPANY is not able to fully recover the [***] percent ([***]%) portion or [***] percent ([***]%) portion, as applicable, of the payments due to such third party(ies) through a reduction in royalties hereunder as a result of the limitations in this Section 4.1(d)(iii), COMPANY shall be entitled to carry forward such right to offset to future REPORTING PERIODS with respect to the excess amount.

(e)                                  Milestone Payments.                               COMPANY shall pay to M.I.T. the amounts set forth below upon the achievement by COMPANY or an AFFILIATE or SUBLICENSEE of certain milestone events as described below.

(1)  THERAPEUTIC PRODUCTS.

Milestone Event	Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

Notwithstanding the foregoing, if a THERAPEUTIC PRODUCT is a medical device that is not regulated as a drug, then the milestones due for such THERAPEUTIC PRODUCT shall be as follows:

Milestone Event	Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

(2)  DIAGNOSTIC PRODUCTS.

Milestone Event	Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

Payments will be only due in respect of the first achievement of the milestone events in the tables above for the first [***] THERAPEUTIC PRODUCTS and DIAGNOSTIC PRODUCTS, respectively.

The milestone events set forth above are intended to be successive.  In the event that any milestone is reached without achieving a preceding milestone, then the amount which would have been payable on achievement of the preceding milestone shall also be payable upon achievement of the next successive milestone.

COMPANY shall notify M.I.T. within [***] days of the achievement of any of the above milestones by COMPANY or any of its SUBLICENSEES, such notice to specifically identify the payment obligation. COMPANY shall make such non-creditable, non-refundable milestone payments within [***] days after receipt of an invoice from M.I.T. for same.

(f)                                   Sharing of SUBLICENSE INCOME.  COMPANY shall pay M.I.T. the percentage of all SUBLICENSE INCOME received by COMPANY or its AFFILIATES based on the date of execution of the sublicense agreement as set forth below:

Date of execution of the sublicense agreement	Percentage of SUBLICENSE INCOME due to M.I.T.
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

For clarity, for purposes of this Section 4.1(f), [***]. Notwithstanding the foregoing, in the event that a given sublicense agreement covers only DIAGNOSTIC PRODUCTS (and not THERAPEUTIC PRODUCTS), then COMPANY shall pay M.I.T. a total of [***] percent ([***]%) of all SUBLICENSE INCOME received by COMPANY or AFFILIATES in connection with such DIAGNOSTIC PRODUCT sublicense agreement.

Such amounts shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(g)                                  Consequences of a PATENT CHALLENGE.  In the event that (i) COMPANY or any of its AFFILIATES brings a PATENT CHALLENGE, or (ii) COMPANY or any of its AFFILIATES assists another party in bringing a PATENT CHALLENGE (except as required under a court order or subpoena), and (iii) M.I.T. does not choose to exercise its rights to terminate this Agreement pursuant to Section 12.5, then all payments due under Article 4 shall be [***] for the remainder of the TERM.  In the event that such a PATENT CHALLENGE is successful, COMPANY will have no right to recoup any royalties paid during the period of challenge.  In the event that a PATENT CHALLENGE is unsuccessful, COMPANY shall reimburse M.I.T. for all reasonable legal fees and expenses incurred in its defense against the PATENT CHALLENGE.

(h)                                 Equity.

(i)                                     Initial Grant.  COMPANY shall issue to M.I.T. and BCH (each a “SHAREHOLDER” and collectively the “SHAREHOLDERS”), as M.I.T. shall direct, a total of [***] shares of Common Stock of COMPANY, $.001 par value per share, (the “SHARES”). M.I.T. and BCH shall execute an investment letter in a form mutually agreeable to M.I.T., BCH and COMPANY in connection with such issuance. Such issuances shall be recorded on the Stock Transfer Ledger of COMPANY on the EFFECTIVE DATE and stock certificates representing the SHARES shall be delivered to the Shareholders within [***] days of the EFFECTIVE DATE.

COMPANY represents to M.I.T. that, as of the EFFECTIVE DATE, the aggregate number of SHARES equals [***] Percent ([***]%) of COMPANY’s issued and outstanding Common Stock calculated on a “FULLY DILUTED BASIS”.  For purposes of this Section 4.1(h), “FULLY DILUTED BASIS” shall mean the total number of issued and outstanding shares of COMPANY’s Common Stock calculated to include conversion of all issued and outstanding securities convertible into Common Stock, the exercise of all outstanding options and warrants to purchase shares of Common Stock whether or not then exercisable, the conversion or exercise of all rights to purchase or acquire Common Stock, whether or not then convertible or exercisable, and shall assume the issuance or grant of all securities reserved for issuance pursuant to any COMPANY stock or stock option plan in effect on the date of the calculation.

(ii)                                  Anti-Dilution Protection Through Funding Threshold.  COMPANY from time to time shall issue additional shares of Common Stock to the Shareholders, pro rata in accordance with their respective ownership of the SHARES, as may be necessary to ensure that the SHARES (together with any and all shares issued pursuant to this Section 4.1(h)(ii)) continue to represent in the aggregate at least [***] Percent ([***] %) of COMPANY’s issued and outstanding Common Stock calculated on a FULLY DILUTED BASIS, as calculated after giving effect to the anti-dilutive issuance. Such issuances shall continue until and including the date upon which a total of [***] in cash in exchange for COMPANY’s capital stock (the “FUNDING THRESHOLD”) shall be received by COMPANY (and, for the avoidance of doubt, on such date only with respect to such [***] of fundraising and not with respect to amounts in excess of such threshold).  Thereafter, no additional shares shall be due to the SHAREHOLDERS pursuant to this Section 4.1(h)(ii).

(iii)                               Participation in Private Equity Offerings After Funding Threshold.  After the date of the Funding Threshold, M.I.T. shall have the right to purchase additional shares of COMPANY’s capital stock in exchange for cash in any private offering by COMPANY of such capital stock in exchange for cash, to maintain its pro rata ownership as calculated immediately prior to such offering on a FULLY DILUTED BASIS, to the extent any preferred stockholders have such rights in any such private offering (the “PARTICIPATION RIGHTS”).  In connection with being granted the PARTICIPATION RIGHTS, M.I.T. shall become a party to any agreement requested by COMPANY that is between COMPANY and preferred stockholders of COMPANY and that contains a right to participate in any such private offering solely for the purpose of such PARTICIPATION RIGHTS on the same terms as such other stockholders in satisfaction of COMPANY’S obligation under this Section 4.1(h)(iii).  All rights granted to M.I.T. pursuant to this Section 4.1(h)(iii) shall terminate immediately prior to a firm commitment underwritten public offering of COMPANY’s common stock resulting in gross proceeds to COMPANY of at least [***].  M.I.T. shall not transfer or assign the PARTICIPATION RIGHTS to a third party without the prior written consent of COMPANY, which consent may be withheld by COMPANY in its sole discretion.  [***].

(iv)                              Anti-Dilution Protection After Funding Threshold.  The provisions of Annex 4.1(h)(iv) (attached hereto as Appendix D) are incorporated herein by reference.  All rights granted to the Shareholders pursuant to this Section 4.1(h)(iv) shall terminate immediately prior to a firm commitment underwritten public offering of COMPANY’s common stock resulting in gross proceeds to COMPANY of at least [***].

(v)                                 Miscellaneous.

(A)                               The SHARES, and all other shares of Common Stock and other securities of COMPANY that may be issued to the Shareholders pursuant to this Section 4.1(h), shall be duly authorized, validly issued, fully paid and nonassessable.

(B)                               COMPANY acknowledges that certain written policies of BCH, Harvard Medical School and affiliated organizations existing as of the EFFECTIVE DATE, relating to, inter alia, conflicts of interest and intellectual property, may cover certain direct and indirect arrangements between inventors and COMPANY or related organizations.  BCH has provided COMPANY with copies of the relevant policies prior to the EFFECTIVE DATE.  During the TERM, COMPANY shall notify BCH in writing at least [***] calendar days before COMPANY or any AFFILIATE enters into any agreement (other than this Agreement) that is covered by such written policies with or involving the inventor(s) of the invention covered by the PATENT RIGHTS licensed hereunder that are employees of BCH, or their family, relatives or members or staff of their laboratories, whether relating to sponsored research, consulting, board membership, securities, or otherwise. COMPANY’s notice to BCH shall include a reasonably detailed description of the material proposed terms and conditions. COMPANY shall not enter into such an agreement if it would violate such policies unless the terms and conditions of the agreement have been duly approved pursuant to such policies.

(i)                                     No Multiple Royalties.  If the manufacture, use, lease or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties shall not be due.  In addition, if any product, process or service under this Agreement constitutes both a LICENSED PRODUCT and a LICENSED PROCESS, multiple royalties shall not be due.

4.2  Payments.

(a)                                 Method of Payment.  All payments under this Agreement should be made payable to “Massachusetts Institute of Technology” and sent to the address identified in Section 15.1.  Each payment should reference this Agreement and identify the obligation under this Agreement that the payment satisfies.  Unless otherwise stated on the invoice, payments sent by wire transfer shall be paid to:

Account Holder: MIT

[***]

(b)                                 Payments in U.S. Dollars.  All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars.  Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported by the Federal Reserve Bank of St. Louis) on the last working day of the calendar quarter of the applicable REPORTING PERIOD.  Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c)                                  Late Payments.  Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at [***] above the Prime Rate of interest as reported by the Federal Reserve Bank of St. Louis on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

5.  REPORTS AND RECORDS.

5.1  Reports.

(a)                                 Progress Reports.  COMPANY shall deliver progress reports to M.I.T. annually, within [***] days of the end of each calendar year, containing information concerning the immediately preceding calendar year, specifically including the following information:

(i)                                     the progress of its efforts to develop and commercialize LICENSED PRODUCTS or LICENSED PROCESSES, in accordance with Section 3.1;

(ii)                                  the number of new sublicenses entered into for the PATENT RIGHTS, LICENSED PRODUCTS and/or LICENSED PROCESSES for the applicable calendar year and an updated list of all sublicenses entered into for the PATENT RIGHTS, LICENSED PRODUCTS and/or LICENSED PROCESSES over the lifetime of the Agreement;

(iii)                               the total amount of SUBLICENSE INCOME received by COMPANY from each SUBLICENSEE and the amount due to M.I.T. from such SUBLICENSE INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME;

(iv)                              a summary of the milestones achieved pursuant to Section 4.1(e) and the associated payment amounts due to M.I.T; and

(v)                                 COMPANY’s current Certificates of Insurance, in accordance with Section 8.2.

If no amounts are due to M.I.T. for the applicable calendar year, the report shall so state.

(b)                                 Running Royalty Reports.  COMPANY shall report to M.I.T. the date of FIRST COMMERCIAL SALE of a LICENSED PRODUCT or LICENSED PROCESS in each country within [***] days of such occurrence.  After the FIRST COMMERCIAL SALE of a LICENSED PRODUCT or LICENSED PROCESS in any country, COMPANY shall deliver running royalty reports to M.I.T. within [***] days of the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD.  Each report delivered by COMPANY to M.I.T. shall contain at least the following information for the immediately preceding REPORTING PERIOD:

(i) the number of LICENSED PRODUCTS sold, leased or distributed by COMPANY, its AFFILIATES and SUBLICENSEES to independent third parties in each country, and, if applicable, the number of LICENSED PRODUCTS and LICENSED PROCESSES used by COMPANY, its AFFILIATES and SUBLICENSEES in the provision of services in each country;

(ii) if applicable, a description of LICENSED PROCESSES performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(iii) the gross price per unit charged by COMPANY, its AFFILIATES and SUBLICENSEES for each LICENSED PRODUCT and, if applicable, the gross price charged for each LICENSED PRODUCT used to provide services in each country; and the gross price charged for each LICENSED PROCESS performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country;

(iv) calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions; and

(v) total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion.

If no amounts are due to M.I.T. for any REPORTING PERIOD, the report shall so state.

5.2  Financial Statements.  On or before the [***] day following the close of COMPANY’s fiscal year, COMPANY shall provide M.I.T. with COMPANY’s financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’s treasurer or chief financial officer or by an independent auditor.  During any time period in which COMPANY is required to make filings of its annual financial information with the Securities and Exchange Commission, and the above-referenced information is readily available via a publicly accessible website without cost, COMPANY shall not be required to provide copies of the foregoing financial statements to M.I.T.

5.3  Records.  COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to M.I.T. in relation to this

Agreement, which records shall contain sufficient information to permit M.I.T. to confirm the accuracy of any reports delivered to M.I.T. and compliance in other respects with this Agreement.  COMPANY and its AFFILIATES and SUBLICENSEES shall retain such records for at least [***] following the end of the calendar year to which they pertain.  M.I.T., or M.I.T.’s appointed agents, shall have the right, not more than [***] per calendar year, at M.I.T.’s expense and upon reasonable advance notice to COMPANY, to inspect COMPANY’s, its AFFILIATE’s and SUBLICENSEE’s records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement.  In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of the lesser of (i) [***] percent ([***]%)] for the audited period or any REPORTING PERIOD or (ii) [***], COMPANY shall bear the full cost of such audit and shall remit any amounts due to M.I.T. within [***] days of receiving notice thereof from M.I.T.

6.  PATENT PROSECUTION.

6.1  Responsibility for PATENT RIGHTS.  M.I.T. shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS.  COMPANY shall have reasonable opportunities to advise M.I.T. and shall cooperate with M.I.T. in such filing, prosecution and maintenance.  M.I.T. shall instruct its patent counsel to copy COMPANY on all patent prosecution documents relating to the PATENT RIGHTS and shall provide COMPANY a reasonable opportunity to review and comment on such materials.  M.I.T. shall consider in good faith any comments received from COMPANY relating to prosecution and maintenance of the PATENT RIGHTS (including, without limitation, comments from COMPANY that prosecution and maintenance efforts for any PATENT RIGHT should be discontinued).  M.I.T. shall not abandon any of the PATENT RIGHTS for which COMPANY is bearing expenses without COMPANY’s prior written consent.

In the event that COMPANY desires to discontinue its support of any patent or patent application within the PATENT RIGHTS in any particular country or countries, COMPANY shall provide M.I.T. with at least [***] days prior written notice of such intended discontinuance of support.  In such event, on a country-by-country basis, (i) any such patent or patent application (the “RETURNED RIGHTS”) shall be removed from the definition of PATENT RIGHTS under this Agreement, (ii) the licenses granted to COMPANY and its AFFILIATES as to such RETURNED RIGHTS shall terminate, (iii) COMPANY shall have no further obligation with respect to such RETURNED RIGHTS pursuant to Section 6.3, and (iv) M.I.T. shall have the unrestricted right to license such RETURNED RIGHTS to third parties.  Notwithstanding the foregoing, M.I.T. may elect, at its sole discretion, acting reasonably and in good faith, on a country-by-country basis, as an alternative to terminating the licenses granted to COMPANY and its AFFILIATES to such RETURNED RIGHTS as set forth in clause (ii) above, (I) to terminate the exclusivity of the license with respect to such RETURNED RIGHTS in the applicable country and (II) to continue to prosecute and maintain the RETURNED RIGHTS at its own expense.  If M.I.T. makes such election, COMPANY and its AFFILIATES (A) shall retain a non-exclusive license under the RETURNED RIGHTS in the applicable country, and (B) will be obligated to pay a royalty on NET SALES of LICENSED PRODUCTS and LICENSED PROCESSES at a rate that is [***] percent ([***]%) of the rates set forth in Section 4.1(d) in the countries where it has non-exclusive rights,  and M.I.T. shall have the unrestricted right to grant to third parties non-exclusive licenses under the RETURNED RIGHTS in such countries.

6.2  International (non-United States) Filings.  Appendix B is a list of countries in which patent applications corresponding to the United States patent applications listed in Appendix A shall be filed, prosecuted, and maintained.  Appendix B may be amended by mutual agreement of COMPANY and M.I.T.

6.3  Payment of Expenses.  Payment of all reasonable out-of-pocket fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS (including without limitation interferences, reexaminations and reissues) shall be the responsibility of COMPANY (“PATENT EXPENSES”), whether such PATENT EXPENSES were incurred before or after the EFFECTIVE DATE.  [***].  COMPANY shall reimburse all amounts due pursuant to this Section 6.3 within [***] days of invoicing; late payments shall accrue interest pursuant to Section 4.2(c).  In all instances, M.I.T. shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

7.  INFRINGEMENT.

7.1  Notification of Infringement.  Each party agrees to provide written notice to the other party promptly after becoming aware of any infringement of the PATENT RIGHTS in the FIELD.

7.2  Right to Prosecute Infringements.

(a)           COMPANY Right to Prosecute.  So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in any subset of the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the first right, under its own control and at its own expense, to prosecute any third party infringement of the PATENT RIGHTS in such subset of the FIELD in the TERRITORY, subject to Sections 7.4 and 7.5. If required by law, M.I.T. and BCH, as applicable, shall permit any action under this Section 7.2(a) to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold M.I.T. and BCH, as applicable, harmless from, and indemnify M.I.T. and BCH, as applicable, against, any costs, expenses, or liability that M.I.T. and/or BCH, as applicable, incurs in connection with such action.

Prior to commencing any such action, COMPANY shall consult with M.I.T. and shall consider the views of M.I.T. regarding the advisability of the proposed action and its effect on other licensees of the PATENT RIGHTS and on the public interest.  COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section 7.2(a) without the prior written consent of M.I.T. (subject to concurrence of BCH, as applicable).  COMPANY’s selection of counsel (to represent COMPANY and M.I.T. in such an action) shall be subject to M.I.T.’s approval, which shall not be unreasonably withheld, conditioned or delayed.

(b)           M.I.T. Right to Prosecute.  In the event that COMPANY is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within [***] days after COMPANY first becomes aware of the basis for such action, M.I.T. shall have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to M.I.T.  M.I.T. shall consult with COMPANY prior to commencing any such action.

7.3  Third Party Patent Challenges.  In the event that a PATENT CHALLENGE is brought by a third party,  the parties shall promptly consult and determine a mutually acceptable strategy for the defense of such action at COMPANY’s expense using attorneys mutually acceptable to the parties.  If , at any time, COMPANY decides not to support the expense of defending such action, then M.I.T. shall have the right to (i) take over the defense of such action at its sole discretion and expense, and (ii) immediately terminate this Agreement with respect to the PATENT RIGHT(S) that are the subject of the PATENT CHALLENGE.

7.4  Offsets.  COMPANY may offset a total of [***] percent ([***]%) of any expenses incurred under Sections 7.2 and 7.3 against any payments due to M.I.T. under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] percent ([***]%) in any REPORTING PERIOD.

7.5  Recovery.  Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 shall be distributed as follows: (i) each party shall be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from M.I.T. as described in Section 7.4), (ii) as to ordinary damages, COMPANY shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied, and COMPANY shall pay to M.I.T. based upon such amount a reasonable approximation of the royalties and other amounts that COMPANY would have paid to M.I.T. if COMPANY had sold the infringing products, processes and services rather than the infringer,  and (iii) as to special or punitive damages, any award shall be shared [***] percent ([***]%) to M.I.T. and [***] percent ([***]%) to COMPANY.

7.6  Cooperation.  Each party agrees to cooperate in any action under this Article which is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.7  Right to Sublicense.  So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY shall have the sole right to sublicense any alleged infringer in the FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses.  Any upfront fees as part of such sublicense shall be shared equally between COMPANY and M.I.T.; other revenues to COMPANY pursuant to such sublicense shall be treated as set forth in Article 4.

8.  INDEMNIFICATION AND INSURANCE.

8.1  Indemnification.

(a)           Indemnity.  COMPANY shall indemnify, defend, and hold harmless M.I.T. and BCH (collectively the “Institutions”), the affiliates of the Institutions, and the respective trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns of any of the foregoing (the “INDEMNITEES “), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon any of the INDEMNITEES  in connection with any claims, suits, investigations, actions, demands or judgments (i)  arising out of any theory of product liability (including without limitation actions in the form of tort, warranty, or strict liability) concerning any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement, or (ii) arising out of or related to the exercise of any rights granted to COMPANY under this Agreement or any breach of this Agreement by COMPANY.

(b)           Procedures.  The INDEMNITEES agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement.  COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to M.I.T. to defend against any such claim.  The INDEMNITEES shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any INDEMNITEE shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such INDEMNITEE by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such INDEMNITEE and any other party represented by such counsel.  COMPANY agrees to keep M.I.T. and BCH (as applicable) informed of the progress in the defense and disposition of such claim and to consult with M.I.T. and BCH (as applicable) with regard to any proposed settlement.

Notwithstanding anything to the contrary in this Agreement, COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any claim that has a material adverse effect on the rights of any INDEMNITEE(S) hereunder or admits any wrongdoing or fault by any INDEMNITEE(S) or imposes on any INDEMNITEE(S) any payment or other liability, without the prior written consent of such INDEMNITEE(S).

8.2  Insurance.  COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including products/completed operations coverage (subject to clause (iii) below) and errors and omissions liability insurance which shall protect COMPANY and INDEMNITEES with respect to events covered by Section 8.1(a) above.  Such insurance (i) shall be issued by an insurer licensed to practice in the United States and will be provided by a company or companies having a financial rating of not less than A- Viii in the most current edition of Best’s Key Rating Guide, or an insurer pre-approved by M.I.T., such approval not to be unreasonably withheld, conditioned or delayed and (ii) shall list M.I.T. and BCH as additional insureds thereunder, for the commercial general liability policy only, and, if issued as a separate policy, product liability policy (iii) shall include product liability coverage at least [***] days prior to the earlier of (1) the initiation of a clinical trial with respect to any LICENSED PRODUCT or LICENSED PROCESS or (2) commercial distribution, sale, lease, transfer or performance or use of any LICENSED PRODUCT or LICENSED PROCESS by COMPANY, or any AFFILIATE or SUBLICENSEE, and (iv) shall require [***] days written notice to be given to M.I.T. prior to any cancellation or material change thereof.  The limits of the commercial general liability insurance shall not be less than [***] per occurrence with an annual aggregate of [***] for bodily injury including death, property damage, and products/completed operations coverage.  The limits of the errors and omissions liability insurance shall not be less than [***] per claim and in the aggregate.  COMPANY shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of [***] years, if the coverage is under a claims-made policy.

If COMPANY desires to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [***] annual aggregate), such self-insurance program must be acceptable to M.I.T., BCH and the Risk Management Foundation of the Harvard Medical Institutions, Inc.  The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of COMPANY’s liability with respect to its indemnification under Section 8.1 of this Agreement.  If there is a cancellation, non-renewal, or material change in insurance, and COMPANY does not obtain replacement insurance providing comparable coverage prior to the expiration of the [***] day notice period described above, M.I.T. shall have the right to terminate this Agreement effective at the end of such [***] day period without notice or any additional waiting periods.

9.  REPRESENTATIONS OR WARRANTIES.

The M.I.T. Technology Licensing Office represents and warrants that, as of the EFFECTIVE DATE, subject to Section 2.5, to its knowledge and without due inquiry:

(a)           it has the authority to grant the licenses and options granted to COMPANY in this Agreement;

(b)           it has not received any charge, claim, complaint, demand or notice alleging that the practice of the PATENT RIGHTS infringes or misappropriates the intellectual property of any third party; and

(c)           it has not given any notice to any third party asserting infringement, misappropriation or violation by such third party of any of the PATENT RIGHTS.

M.I.T.’s total liability under the representations and warranties of this Agreement shall not exceed the amounts received by M.I.T. from COMPANY under Sections 4.1 and 6.3 of this Agreement.

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T. AND BCH MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, AND HEREBY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF M.I.T., BCH OR THIRD PARTIES, VALIDITY, ENFORCEABILITY AND SCOPE OF PATENT RIGHTS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

IN NO EVENT SHALL M.I.T., BCH ,THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10.  ASSIGNMENT.

This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY without the prior written consent of M.I.T., which consent shall not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, COMPANY may assign this Agreement without M.I.T.’s consent (a) to any of its AFFILIATES, if COMPANY guarantees the full performance of its AFFILIATES’ obligations hereunder, or (b) to a successor-in-interest in connection with the transfer or sale of all or substantially all of the business of COMPANY to which this Agreement relates, whether by merger, stock sale, asset acquisition or otherwise, provided, however, that (i) COMPANY shall deliver written notice to M.I.T. within [***] business days after any such assignment, such notice to include the assignee’s contact information, (ii) the permitted assignee shall assume the obligations of COMPANY hereunder in writing to M.I.T. on or before the effective date of such assignment, and (iii) COMPANY and its AFFILIATES are not in default of any their obligations under this Agreement (including without limitation payment of any amounts due under this Agreement and/or diligence obligations) at the time of such proposed assignment. Any purported assignment in contravention of this Article 10 shall be null and void and of no effect. No assignment of this Agreement shall act as a novation or release of COMPANY and its AFFILIATES from responsibility for the performance of any obligations accrued prior to such assignment.

11.  GENERAL COMPLIANCE WITH LAWS

11.1  Compliance with Laws.  COMPANY shall comply with all applicable local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.

11.2  Export Control.  COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold M.I.T. and BCH harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3  Non-Use of M.I.T. Name. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory”, “Boston Children’s Hospital” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by M.I.T., or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of M.I.T. or BCH, as applicable, which consent M.I.T. or BCH, as applicable, may withhold in its sole discretion.  The foregoing notwithstanding, without the consent of M.I.T. or BCH, COMPANY may make factual statements during the term of this Agreement that COMPANY has a license from M.I.T. under one or more of the patents and/or patent applications comprising the PATENT RIGHTS in business and scientific literature. Such statements may not be used in marketing, promotion, or advertising.

11.4  Marking of LICENSED PRODUCTS.  To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its AFFILIATES and SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12.  TERM; TERMINATION.

12.1 Term.  This Agreement is effective during the TERM.

12.2 Voluntary Termination by COMPANY.  COMPANY shall have the right to terminate this Agreement, for any reason, (i) upon at least [***] days prior written notice to M.I.T., such notice to state the date at least [***] days in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. through such termination effective date.

12.3  Cessation of Business; Insolvency.  If COMPANY ceases to carry on its business related to this Agreement or becomes insolvent, files a petition in bankruptcy or has such a petition filed against it, M.I.T. shall have the right to terminate this Agreement immediately upon written notice to COMPANY.

12.4  Termination for Default.

(a)           Nonpayment.  In the event COMPANY fails to pay any amounts due and payable to M.I.T. hereunder, and fails to make such payments within [***] days after receiving written notice of such failure, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

(b)           Diligence.  In the event COMPANY commits a material breach of its obligations under Section 3.1, other than Section 3.1(g), (Company Diligence Obligations), and fails to cure that breach within [***] days after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

(c)           Other Material Breach.  In the event COMPANY commits a material breach of its obligations under this Agreement, except for any breach as described in Sections 12.4(a) and (b) above, and fails to cure that breach within [***] days after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

12.5   Termination as a Consequence of PATENT CHALLENGE.

(a)           By COMPANY.  If COMPANY or any of its AFFILIATES brings a PATENT CHALLENGE, or assists others in bringing a PATENT CHALLENGE (except as required under a court order or subpoena), then M.I.T. may immediately terminate this Agreement.

(b)           By SUBLICENSEE.  If a SUBLICENSEE brings a PATENT CHALLENGE or assists another party in bringing a PATENT CHALLENGE (except as required under a court order or subpoena), then M.I.T. may send a written demand to COMPANY to terminate such sublicense.  If COMPANY fails to so terminate such sublicense within [***] days after M.I.T.’s demand, M.I.T. may immediately terminate this Agreement.

12.6  Disputes regarding Termination. If COMPANY disputes the occurrence of any breach alleged by M.I.T. under Section 12.4, it must notify M.I.T. of the nature of such dispute and the proposed manner in which to resolve the dispute within [***] days of receipt of notification of breach or notification of termination by M.I.T., whichever is sooner. If the parties do not resolve such dispute within [***] days of such notification, then COMPANY shall be required to initiate the dispute resolution procedures outlined in Section 13.3(a) immediately.  If it does not do so, COMPANY shall be considered to have waived its rights to dispute the termination.   The cure periods set forth in Section 12.4 above shall be tolled while the procedures set forth in Section 13.3(a) are pending.

12.7  Effect of Expiration and Termination

(a)           Survival.  The following provisions shall survive the expiration or termination of this Agreement:

•                  Article 1 (“Definitions”);

•                  Article 8 (“Indemnification and Insurance”);

•                  Article 9 (“No Representations or Warranties”);

•                  Article 13 (“Dispute Resolution”);

•                  Article 14 (“Miscellaneous”);

•                  Section 2.3(b) (“Sublicense Survival”);

•                  Section 4.1(h) (“Consideration for Grant of Rights”>>“Equity”)

•                  Section 5.1 (“ Reports”);

•                  Section 5.3 (“Records”);

•                  Section 11.1 (“Compliance With Laws”);

•                  Section 11.2 (“Export Control”);

•                  Section 12.6 (“Disputes regarding Termination”); and

•                  Section 12.7 (“Effect of Termination”).

(b)           Pre-Termination Obligations.  In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13.  DISPUTE RESOLUTION.

13.1 Mandatory Procedures.  The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement.  If either party fails to observe the procedures of this Article, as may be modified by their written agreement, the other party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2  Equitable Remedies.  Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3  Dispute Resolution Procedures.

(a)           Mediation.  In the event of any dispute arising out of or relating to this Agreement, either party may initiate mediation upon written notice to the other party (“NOTICE DATE”) pursuant to Section 15.1, whereupon both parties shall be obligated to engage in a mediation proceeding.  Unless the parties agree otherwise, the mediation shall commence within [***] days of the NOTICE DATE. The mediation shall be conducted by a [***] mediator in Boston, Massachusetts.  The party requesting mediation shall designate [***] or more nominees for mediator in its notice.  The other party may accept [***] of the nominees or may designate its own nominees by notice addressed to the American Arbitration Association (AAA) and copied to the requesting party.  If, within [***] days following the request for mediation, or otherwise as the parties agree, the parties have not selected a mutually acceptable mediator, a mediator shall be appointed by the AAA according to the Commercial Mediation Rules.  The mediator shall attempt to facilitate a negotiated settlement of the dispute, but shall have no authority to impose any settlement terms on the parties. The expenses of the mediation shall be borne equally by the parties, but each party shall be responsible for its own counsel fees and expenses.  If neither party initiates mediation, the parties shall not be obliged to engage in a mediation proceeding, and either party may pursue any other remedies legally available to resolve the dispute.

(b)           Litigation.  If any dispute is not resolved by mediation, the parties may initiate litigation in a court within the Commonwealth of Massachusetts. COMPANY acknowledges, and agrees not to contest, that it is subject to both personal jurisdiction and venue in the Commonwealth of Massachusetts.

(c)           Trial Without Jury.  If the dispute is not resolved by mediation within [***] days after commencement of mediation, unless the parties agree otherwise, each party shall have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Article.

13.4  Performance to Continue.  Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which the other party fails or refuses to perform its undisputed obligations.  Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of this Agreement.

13.5  Statute of Limitations.  The parties agree that all applicable statutes of limitation and time-based defenses (including, but not limited to, estoppel and laches) shall be tolled while the procedures set forth in Section 13.3(a) are pending.  The parties shall cooperate in taking any actions necessary to achieve this result.

14.  CONFIDENTIAL INFORMATION.

14.1  Obligations.  During the TERM and for a period of [***] years after termination or expiration of this Agreement, the Receiving Party shall (i) maintain CONFIDENTIAL INFORMATION in confidence using at least the same degree of care used to protect the confidentiality its own valuable confidential information and in no event less than a reasonable degree of care, (ii) not disclose the CONFIDENTIAL INFORMATION to any person or entity except that the Receiving Party may disclose or permit the disclosure of any CONFIDENTIAL INFORMATION to its trustees, directors, officers, employees, consultants, and advisors (the “M.I.T. REPRESENTATIVES”), as well as joint owners of the PATENT RIGHTS and/or sponsors of the PATENT RIGHTS, who are obligated to maintain the confidential nature of such CONFIDENTIAL INFORMATION by terms at least as protective as those contained in this Agreement and who need to know such CONFIDENTIAL INFORMATION for the purposes of this Agreement; (iii) use and permit the use of such CONFIDENTIAL INFORMATION solely for the purposes of this Agreement; and (iii) allow the M.I.T. REPRESENTATIVES to reproduce the CONFIDENTIAL INFORMATION only to the extent necessary for the purposes of this Agreement, with all such reproductions being considered CONFIDENTIAL INFORMATION.  The Receiving Party shall be responsible for any unauthorized disclosure or use of CONFIDENTIAL INFORMATION by the M.I.T. REPRESENTATIVES.

14.2  Exceptions.  The obligations of the Receiving Party under Section 14.1 above shall not apply to the extent that the Receiving Party can demonstrate by competent written evidence that certain CONFIDENTIAL INFORMATION (i) was in the public domain prior to the time of its disclosure under this Agreement; (ii) entered the public domain after the time of its disclosure under this Agreement through means other than any disclosure resulting from an unauthorized omission by the Receiving Party or the M.I.T. REPRESENTATIVES; (iii) was independently developed or discovered by the Receiving Party without use of the CONFIDENTIAL INFORMATION; or (iv) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such CONFIDENTIAL INFORMATION.

14.3        Legally Required Disclosure.  The Receiving Party shall be permitted to disclose CONFIDENTIAL INFORMATION without violating the foregoing obligations if required pursuant to an order of a court or governmental authority or if otherwise required by law as advised by legal counsel; provided, however, that (i) the Receiving Party shall give the Disclosing Party prompt prior written notice of its intention to disclose and provide reasonable cooperation to the Disclosing Party in any efforts to seek a protective order or other appropriate remedy, and (ii) the Receiving Party shall only disclose the portion of CONFIDENTIAL INFORMATION that is legally required to be disclosed and shall exercise reasonable efforts to notify any recipient thereof of the confidential nature of such information.

14.4        Ownership and Return.  The Receiving Party acknowledges that the Disclosing Party (or any third party entrusting its own information to the Disclosing Party) claims ownership of its CONFIDENTIAL INFORMATION in the possession of the Receiving Party. Upon the expiration or termination of this Agreement, and at the request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party or destroy (at the Disclosing Party’s option) all originals, copies, and summaries of documents, materials, and other tangible manifestations of CONFIDENTIAL INFORMATION in the possession or control of the Receiving Party, and shall cause the M.I.T. REPRESENTATIVES to do the same, except that the Receiving Party may retain one copy of the CONFIDENTIAL INFORMATION in the possession of their legal counsel solely for the purpose of monitoring its obligations under this Agreement.

15.  MISCELLANEOUS.

15.1  Notice.  Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to M.I.T.:                                                       Massachusetts Institute of Technology

Technology Licensing Office, Room NE18-501

255 Main Street

Cambridge, MA 02142-1601

Attention: Director

Tel:                           [***]

Fax:                       [***]

If, to M.I.T., notices regarding financial matters, including invoices:

Contact Name: Financial Coordinator

Department: Technology Licensing Office

Address: 255 Main Street, Room NE18-501, Cambridge, MA 02142

Tel: [***]

Email: [***]

If to COMPANY:                                                                                                                                                                         Sigilon, Inc.

One Memorial Drive

Cambridge, MA 02139

Attention:  President

Tel:                           [***]

Fax:                       [***]

If, to COMPANY, notices regarding financial matters, including invoices:

Contact Name: President

Address: One Memorial Drive

Cambridge, MA 02139

Tel:         [***]

Fax:        [***]

If to BCH pursuant to Section 4.1(h)(v)(B):

Boston Children’s Hospital

Office of General Counsel/Compliance

Hunnewell first floor

300 Longwood Avenue

Boston, MA 02115

All notices under this Agreement shall be deemed effective upon receipt.  A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section 15.1.

15.2  Governing Law/Jurisdiction.  This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.  The state and federal courts having jurisdiction over Cambridge, MA, USA, provide the exclusive forum for any PATENT CHALLENGE and/or any court action between the parties relating to this Agreement.  COMPANY submits to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

15.3  Force Majeure.  Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

15.4  Amendment and Waiver.  This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties.  Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

15.5  Severability.  In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.  If the parties fail to reach a modified agreement within [***] days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13.  While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the parties.

15.6  Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

15.7  Headings.  All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

15.8  Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

The EFFECTIVE DATE of this Agreement is February 8, 2016.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SIGILON, INC.

By:	/s/ John H. Turner, Jr.	By:	/s/ Doug Cole
Name:	John H. Turner, Jr.	Name:	Doug Cole
Title:	Associate Director, Technology Licensing Office	Title:	President

MASSACHUSETTS INSTITUTE OF
TECHNOLOGY

By:	/s/ Maria Zuber
Name:	Maria Zuber, Ph.D.
Title:	E.A. Griswold Professor of Geophysics, and Vice President for Research

APPENDIX A

List of Patent Applications and Patents

I.             United States Patents and Applications

[***]

II.            International (non-U.S.) Patents and Applications

[***]

APPENDIX B

List of Countries (excluding United States) for which

PATENT RIGHTS Applications Will Be Filed, Prosecuted and Maintained

[***]

APPENDIX C

M.I.T. Case Nos. [***] Patent Rights Subject to the OPTION RIGHT in Section 2.2(b)

[***]

Annex 4.1(h)(iv)

APPENDIX D

Anti-Dilution Protection After Funding Threshold

1.             Adjustments for Certain Dilutive Issuances.

(a)           Definitions.  For purposes of this Section 1, the following definitions shall apply:

(i)  “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 1(b) below, deemed to be issued) by the COMPANY after the Threshold Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(A)  shares of Common Stock issued pursuant to the terms of this Section 1;

(B)  shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on all then outstanding shares of Common Stock;

(C)  shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(D)  shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on any series of Preferred Stock of the COMPANY;

(E)  shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the COMPANY or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the COMPANY;

(F)  shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the COMPANY;

(G)  shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers as consideration for the provision of goods or services pursuant to transactions approved by the Board of Directors of the COMPANY;

(H)  shares of Common Stock, Options or Convertible Securities issued as consideration for the acquisition of another corporation by the COMPANY by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided that such issuances are approved by the Board of Directors of the COMPANY; or

(I)  shares of Common Stock, Options or Convertible Securities issued as consideration in connection with sponsored research, collaboration, technology license,

development, marketing or other similar agreements or strategic partnerships approved by the Board of Directors of the COMPANY.

(ii)  “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(iii)  “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(iv)  “Share Price” shall mean the Threshold Share Price, subject to adjustment following the Threshold Date as provided in this Section 1.

(v)  “Threshold Date” shall mean the date of the Funding Threshold.

(vi)  “Threshold Share Price” shall mean the fair market value per share of the Common Stock as of the Threshold Date, as determined in good faith by the Board of Directors of the COMPANY by the reasonable application of a reasonable valuation method in accordance with the provisions of Treasury Regulation § 1.409A-1(b)(iv)(B), subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock occurring after the Threshold Date.  On or as soon as reasonably practicable following the Threshold Date, the COMPANY shall give written notice to each Shareholder of the Threshold Share Price as determined in accordance with the foregoing, together with reasonable supporting details.  Upon the reasonable request of a Shareholder, the COMPANY shall afford such Shareholder a reasonable opportunity to consult with management of the COMPANY in connection with the determination of the Threshold Share Price, whether prior to or after such determination has been made.

(vii)  “Threshold Shares” shall mean, with respect to each Shareholder, the number of shares of Common Stock held by such Shareholder as of the Threshold Date, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock occurring after the Threshold Date.

(b)           Deemed Issue of Additional Shares of Common Stock.

(i)            If the COMPANY at any time or from time to time after the Threshold Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(ii)           If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Share Price pursuant to the terms of Section 1(c) below are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the COMPANY upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Share Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Share Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.  Notwithstanding the foregoing, no readjustment pursuant to this clause (ii) shall have the effect of increasing the Share Price to an amount which exceeds the lower of (A) the Share Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (B) the Share Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(iii)          If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Share Price pursuant to the terms of Section 1(c) (either because the consideration per share (determined pursuant to Section 1(e)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Share Price then in effect, or because such Option or Convertible Security was issued on or before the Threshold Date), are revised after the Threshold Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the COMPANY upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 1(b)(i)) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(iv)          Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Share Price pursuant to the terms of Section 1(c), the Share Price shall be readjusted to such Share Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(v)           If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the COMPANY upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Share Price provided for in this Section 1(b) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (ii) and (iii) of this Section 1(b)).  If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the COMPANY upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Share Price that would result under the terms of this Section 1(b) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Share Price that such issuance or amendment took place at the time such calculation can first be made.

(c)           Adjustment of Share Price Upon Issuance of Additional Shares of Common Stock.  In the event the COMPANY shall at any time after the Threshold Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 1(b)), without consideration or for a consideration per share less than the Share Price in effect immediately prior to such issue, then the Share Price shall be reduced, concurrently with such issue of Additional Shares of Common Stock, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

P2 = P1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(i)  “P2” shall mean the Share Price in effect immediately after such issue of Additional Shares of Common Stock;

(ii)  “P1” shall mean the Share Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(iii)  “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(iv)  “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to P1 (determined by dividing the aggregate consideration received by the COMPANY in respect of such issue by P1); and

(v)  “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

(d)           Issuance of Anti-Dilution Shares Upon Adjustment of Share Price.  In the event of any adjustment of the Share Price pursuant to this Section 1, then the COMPANY shall issue to each Shareholder, concurrently with such adjustment of the Share Price, a number of shares of Common Stock, rounded up to the nearest whole number of shares (any such shares issued pursuant to this Section 1(d), “Anti-Dilution Shares”) determined in accordance with the following formula (it being understood, for avoidance of doubt, that no such issuance shall be required unless the following formula results in a positive number):

S3 = S1 * (TSP ÷ SP) — S1 — S2.

For purposes of the foregoing formula, the following definitions shall apply:

(i)  “S3” shall mean the number of new Anti-Dilution Shares to be issued to such Shareholder;

(ii)  “S1” shall mean the Threshold Shares of such Shareholder;

(iii)  “S2” shall mean the aggregate number of Anti-Dilution Shares, if any, issued to such Shareholder as determined immediately prior to such issue of new Anti-Dilution Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock);

(iv)  “TSP” shall mean the Threshold Share Price; and

(v)  “SP” shall mean the Share Price then in effect (after giving effect to the adjustment thereto giving rise to this calculation under Section 1(d)).

(e)           Determination of Consideration.  For purposes of this Section 1, the consideration received by the COMPANY for the issue of any Additional Shares of Common Stock shall be computed as follows:

(i)            Cash and Property:  Such consideration shall:

(A)          insofar as it consists of cash, be computed at the aggregate amount of cash received by the COMPANY, excluding amounts paid or payable for accrued interest;

(B)          insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the COMPANY; and

(C)          in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the COMPANY for consideration which covers both, be the proportion of such consideration so received, computed as provided in (A) and (B) above, as determined in good faith by the Board of Directors of the COMPANY.

(ii)           Options and Convertible Securities.  The consideration per share received by the COMPANY for Additional Shares of Common Stock deemed to have been issued pursuant to Section 1(b), relating to Options and Convertible Securities, shall be determined by dividing:

(A)          the total amount, if any, received or receivable by the COMPANY as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the COMPANY upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B)          the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(f)            Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Share Price pursuant to this Section 1, the COMPANY at its expense shall, as promptly as reasonably practicable, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Shareholder a certificate setting forth (i) such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and (ii) the number of Anti-Dilution Shares issued or to be issued to such Shareholder as a result of such adjustment or readjustment.  The COMPANY shall, as promptly as reasonably practicable after the written request at any time of any Shareholder, furnish or cause to be furnished to such holder a certificate setting forth the Share Price and the Threshold Share Price then in effect.

EXHIBIT A-1

CONFLICT AVOIDANCE STATEMENT

Name: Robert S. Langer

Dept. or Lab.: Chemical Engineering

Company: Sigilon Inc.

Address: One Memorial Drive, Cambridge, MA 02139

Licensed Technology:

•                  [***]

Because of the M.I.T. license granted to the above company and my equity* position with this company, I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company.  Therefore, I will not:

1)             use students at M.I.T. for research and development projects for the company;

2)             restrict or delay access to information from my M.I.T. research;

3)             take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)             employ students at the company, except in accordance with Section 4.5.2, “Faculty and Students,” in the Policies and Procedures Guide.

In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company.  To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

		Signed:	/s/ Robert S. Langer
		Date:	1/20/2016

Approved by:	/s/ Paula T. Hammond
Name (print):	Paula T. Hammond
(Dept. Head or Lab Dir)

* “Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

EXHIBIT A-2

CONFLICT AVOIDANCE STATEMENT

Name: Daniel G. Anderson

Dept. or Lab.: Chemical Engineering

Company: Sigilon Inc.

Address: One Memorial Drive, Cambridge, MA 02139

Licensed Technology:

•                  [***]

Because of the M.I.T. license granted to the above company and my equity* position with this company, I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company.  Therefore, I will not:

1)             use students at M.I.T. for research and development projects for the company;

2)             restrict or delay access to information from my M.I.T. research;

3)             take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)             employ students at the company, except in accordance with Section 4.5.2, “Faculty and Students,” in the Policies and Procedures Guide.

In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company.  To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

		Signed:	/s/ Daniel G. Anderson
		Date:	1/21/2016

Approved by:	/s/ Paula T. Hammond
Name (print):	Paula T. Hammond
(Dept. Head or Lab Dir)

* “Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

EXHIBIT B-1

INVENTOR/AUTHOR ACKNOWLEDGMENT

OF NO FINANCIAL INTEREST IN MIT’S EQUITY

Form Version 7/14/2010

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author.  The undersigned, independently of the LICENSE, has received or will soon acquire equity in Sigilon Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.10.2 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

•                  [***]

Signed:	/s/ Robert S. Langer

Print Name:	Robert Langer

Date:	1/20/2016

EXHIBIT B-2

INVENTOR/AUTHOR ACKNOWLEDGMENT

OF NO FINANCIAL INTEREST IN MIT’S EQUITY

Form Version 7/14/2010

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author.  The undersigned, independently of the LICENSE, has received or will soon acquire equity in Sigilon Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.10.2 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

•                  [***]

Signed:	/s/ Daniel G. Anderson

Print Name:	Daniel Anderson

Date:	1/21/2016